UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2025

VERADIGM INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-32085	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart
Chicago, Illinois		60654
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 800 334-8534

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MDRX	N/A (OTC Expert Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On June 23, 2025, Veradigm Inc., a Delaware corporation (the “Company”), announced that it has provided a preliminary estimated, unaudited range of GAAP Revenue and preliminary estimated, unaudited cash and debt positions for the fiscal quarter ended March 31, 2025, as well as its preliminary estimated, unaudited range of GAAP Revenue for first quarter 2024 and reaffirmation of fiscal year 2024 and its preliminary estimated, unaudited cash and debt positions as of December 31, 2024 (collectively, the “Financial Information”). The Financial Information is contained in the press release attached hereto as Exhibit 99.1, which also contains a reaffirmation of the Company’s financial outlook for fiscal year 2025, originally provided on March 18, 2025, and outlook regarding the Company’s expected debt position as of June 30, 2025, and is incorporated herein by reference.

The Financial Information is preliminary, and final results for the fiscal quarter ended March 31, 2025, the fiscal quarter ended March 31, 2024 and the fiscal year ended December 31, 2024 may change. These preliminary results are based upon the Company’s estimates and are subject to completion of the Company’s financial closing procedures. In addition, these preliminary results have not been audited by the Company’s independent registered public accounting firm.

The information furnished pursuant to this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.

99.1	Press release issued by Veradigm Inc. on June 23, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERADIGM INC.

Date:	June 23, 2025	By:	/s/ Leland Westerfield
Interim Chief Financial Officer